ROBERTSON STEPHENS MUTUAL FUNDS
The Partners Fund
Second-Quarter Report
June 30, 1997


PARTNERS

The Partners Fund SECOND QUARTER REPORT

FUND PHILOSOPHY

The Partners Fund seeks to achieve long-term capital growth by investing primarily in equity securities of U.S. small-cap companies using a value methodology combining Graham & Dodd balance sheet analysis with cash flow analysis.


CONTENTS

Fund Highlights  1
Report to Shareholders  2
Fund Performance - Class A Shares  8
Portfolio Summary  9
Fund Performance - Class C Shares  10
Schedule of Investments  11
Statement of Assets and Liabilities  15
Statement of Operations  16
Statement of Changes in Net Assets  17
Financial Highlights - Class A Shares  18
Financial Highlights - Class C Shares  19
Notes to Financial Statements  20
Administration  24

FUND HIGHLIGHTS

ALUMINUM
We increased our aluminum position from 2.5% at year-end to 4.3% at June 30, 1997.

ENERGY EXPLORATION
We continue to add to our Canadian exploration and production companies and have purchased three domestic explorers -- Houston Exploration (0.88%), Santa Fe Energy (4.60%), and Titan Exploration (1.90%).

REAL ESTATE
We also increased our real estate position from 0.9% at year-end to 3.0% at June 30, 1997. Our newest purchase was Canadian Hotel Income Properties, the only mid-priced Canadian hotel real estate investment trust (REIT).

UTILITIES
A new opportunity for us this year is the utility area.

ACQUISITION
During the quarter, BankAmerica agreed to acquire Robertson Stephens. The deal is subject to regulatory and other approvals, and it is expected to be completed as early as September 30, 1997.

[PHOTO]

FUND MANAGER
Andrew P. Pilara, Jr.
Portfolio Manager
The Robertson Stephens Partners Fund

DEAR SHAREHOLDER:

The Partners Fund was up 8.03% for the second quarter, and 8.77% for the six months ending June 30, 1997. For the same periods, the Russell 2000 Value Index was up 15.09%, and 14.81%. For the period from April 14, 1997 (Commencement of Operations) to June 30, 1997, the Fund's Class C shares had a return of 8.45%.

While our relative performance was materially above the Russell 2000 Value Index in 1996, our 1997 first-half relative performance was below the Index. We do our research work and judge the companies in the Fund based on a three-year time horizon and would encourage you to use the same time frame to judge the performance of the Partners Fund.


INVESTMENT OBJECTIVES
Our largest position at June 30, 1997, continues to be cash, at 33.4%. We continue to increase our invested position in an orderly manner. The challenge is not getting invested -- that's no problem. The challenge is to get invested in an economic manner. That is, to structure the Fund with the appropriate risk-adjusted return objective.

ALUMINUM
During the first six months of 1997 we continued to find opportunities in many of the same industries we were invested in during the majority of 1996. We increased our aluminum position from 2.5% at year-end to 4.3% at June 30, 1997 (KAISER ALUMINUM, 2.38% of the Fund at quarter-end, and MAXXAM, 1.87%). Aluminum supply/demand fundamentals continue to improve as Western world demand continues to materially exceed Western world production. The more than two million ton deficit in annual Western world supply is made up from Former Soviet Union (FSU) exports. The magnitude of our dependence on the FSU for aluminum is not as large as for our oil to OPEC, but we could possibly see spot aluminum shortages in the next twelve months. We are factoring in the probability of restarts from the major producers of 700,000-900,000 tons once the ingot price approaches the mid-80-cents range. Aluminum ingot is currently selling at 77 cents. Annual supply additions are not expected to exceed 3% to the end of the decade, and annual demand growth is estimated to be greater than 3%. This would reduce Western world inventories below the "critical level" of 5.5 weeks of supply.

"ALUMINUM SUPPLY/DEMAND FUNDAMENTALS CONTINUE TO IMPROVE AS WESTERN WORLD DEMAND CONTINUES TO MATERIALLY EXCEED WESTERN WORLD PRODUCTION."

ENERGY EXPLORATION
Our energy exploration exposure increased from 7.30% at year-end to 12.30% at June 30, 1997. We continue to add to our Canadian exploration and production companies and have purchased three domestic explorers -- HOUSTON EXPLORATION (0.88%), SANTA FE ENERGY (4.60%), and TITAN EXPLORATION (1.90%). With these three new investments, we think we are getting good exploration opportunities both onshore (USA) and in the Gulf of Mexico at a cheap price. As stated in previous letters, we are very positive on the long-term fundamentals for the energy industry.

[PHOTO]

Investment Management

  "We believe DEREGULATION of the electric utility industry will present
                              OPPORTUNITIES throughout the utility sector."

REAL ESTATE
We also increased our real estate position from 0.9% at year-end to 3.0% at June 30, 1997. Our newest purchase was CANADIAN HOTEL INCOME PROPERTIES (2.10%), the only mid-priced Canadian hotel real estate investment trust (REIT). Our first-year dividend yield (on cost) is expected to exceed 15%. We were attracted to the Canadian mid-price hotel industry because of a limited current supply, rising occupancy and room rates (rising REVPAR), and a good Canadian economy.

UTILITIES
A new opportunity for us this year is the utility sector. We primarily define utilities to include electrics, natural gas distribution, and natural gas pipelines. We are attracted to this sector because of the possibility of achieving 15% capital appreciation returns (our long-term objective) plus a 3-5% yield, for a possible total shareholder return of 18-20% in companies that historically have had low cash flow variability.

We believe deregulation of the electric utility industry will present opportunities throughout the utility sector. Natural gas distribution companies that can continue to control their customers will be of great value. States where the regulators and legislators can agree will create opportunities for their electric companies. Electric deregulation could be a long, drawn-out process with some states, but we will patiently watch the process and pick our spots. Natural gas pipelines are of interest because certain companies will be exhibiting good pipeline volume growth and others have unregulated exploration and production subsidiaries whose value is not currently reflected in their stock price.

"WE WANT LONG-TERM SHAREHOLDERS, AND BELIEVE THAT AN UNDERSTANDING OF OUR PROCESS IS A PREREQUISITE TO LONG-TERM INVESTING IN THE FUND."

PHILOSOPHY
In each shareholder letter we spend some time discussing our investment philosophy. We think it is essential that our shareholders receive the necessary information in order to better understand our investment methodology. For it is only in understanding the investment process that you can properly evaluate the results. We want long-term shareholders, and believe that an understanding of our process is a prerequisite to long-term investing in the Fund. Following our own advice, when we analyze a company we spend a great deal of time evaluating the company's capital deployment process (strategic process).

We are a different value fund! We do not use book-value or price-earnings criteria to make investment decisions. We believe the stock market pays for economic (cash) performance not accounting (reported earnings) performance. Our primary financial metric is cash flow return on capital compared to a company's weighted average cost of capital. Our questioning keys on the company's capital allocation process. In doing so we are trying to assess how the management creates value. We always ask the question, IS THIS A GOOD BUSINESS? The work of Stern Stewart on Economic Value Added (EVA), the Holt Value Associates cash flow return on investment (CFROI) data base, and the EVA research of Credit Suisse First Boston have been an important part of our investment process.

Occasionally we reference books or articles that we feel would be of value to our shareholders. There was an article in WORTH MAGAZINE (December/January 1997) titled "Eight Ways to Beat the Pros." It was directed toward individual investors but I also think it is relevant for portfolio managers. The eight rules are:

    1. Buy small companies
    2. Buy what's out of style
    3. Do hold cash
    4. Buy what they can't
    5. Buy embarrassing stocks
    6. Buy orphaned stocks
    7. Buy the business not the earnings estimates
    8. Invest with independent money managers

I mention this article because, as you can see, most of these points are part of our investment philosophy. Please write us if you read an interesting book or article that you think would be of value to fellow shareholders.

In these very ebullient times in the stock market, we ask our shareholders to maintain reasonable return expectations -- remembering that investing is not a game of muscle, it's a game of survival.

Thank you for your support and trust. It is our hope that we can build a profitable, long-term relationship.

Sincerely,

/s/ Andrew P. Pilara, Jr.

ANDREW P. PILARA, JR.
Portfolio Manager
August 5, 1997

TO HEAR MY ONGOING THOUGHTS ON THE FUND, CALL OUR PORTFOLIO MANAGER HOTLINE AT 1-800-766-3863.

FUND PERFORMANCE - CLASS A SHARES

Results of a hypothetical $10,000 investment in The Robertson Stephens Partners Fund, the S&P 500 Index(1), and the Russell 2000 Value Index(2)
IF INVESTED ON JULY 12, 1995(3)

[GRAPH]


CUMULATIVE TOTAL RETURNS
                                                                            PARTNERS             S&P 500        RUSSELL 2000
FOR THE PERIOD ENDED 6/30/97                                                    FUND             INDEX(1)      VALUE INDEX(2)
------------------------------------------------------------------------------------------------------------------------------

Since inception (7/12/95)(3)                                                  61.77%              64.79%              51.03%
------------------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
                                                                            PARTNERS             S&P 500        RUSSELL 2000
FOR THE PERIODS ENDED 6/30/97                                                   FUND             INDEX(1)      VALUE INDEX(2)
------------------------------------------------------------------------------------------------------------------------------

One year                                                                      18.60%              34.72%              28.24%
Since inception (7/12/95)(3)                                                  27.66%              28.86%              23.28%
------------------------------------------------------------------------------------------------------------------------------


(1) The Standard & Poor's Composite Index of 500 Stocks ("S&P 500 Index") is a widely recognized, unmanaged index of market activity based on the aggregate performance of a selected portfolio of publicly traded stocks. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index.

(2) The Russell 2000 Value Index is a market capitalization-weighted index composed of 2,000 U.S. companies with a less-than-average growth orientation and market capitalizations ranging from $40 million to $450 million. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index itself.

(3) Date that the Fund's Class A shares were first offered to the public.

Investors should realize that all performance data presented is based upon past performance during limited periods of time, and that past performance is no guarantee of future performance. Investors should also realize that both investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The correlation of performance between an unmanaged index and this Fund is not usually exact.

International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Options and futures may not be perfectly correlated to the underlying index or security.

PORTFOLIO SUMMARY
AS OF JUNE 30, 1997

[CHART]

Energy 12.3%
Utilities 7.9%
Manufacturing 6.6%
Transportation Equipment/Services 5.6%
Energy Services 5.4%
Insurance 5.2%
Distribution 5.1%
Aluminum 4.9%
Construction/Infrastructure 4.1%
Real Estate 3.0%
Entertainment 2.2%
Consumer/Business Services 2.1%
Holding Companies -- Diversified 05%
Cash/Cash Equivalents 33.4%
Other/Other Assets, Net 2.1%

TOP TEN HOLDINGS

1.
SANTA FE ENERGY RESOURCES, INC. (4.60%)
Explores for and produces oil and gas.

2.
AMERCO, INC. (2.85%)
Provides rental trucks, trailers, and other rental items through 1,000 company-owned U-Haul centers and more than 13,000 independent dealers in North America.

3.
ENERFLEX SYSTEMS, LTD. (2.82%)
Manufactures, services, and leases compressor packages used in the production and processing of gas, as well as manufactures and services gas engine power systems.

4.
PITTSTON BURLINGTON GROUP (2.75%)
Operates Burlington Air Express, Inc., a global freight transportation and logistics management company.

5.
SOUTHWESTERN ENERGY COMPANY (2.74%)
Through its subsidiaries, explores for, produces, gathers, transmits, markets, and distributes oil and gas.

6.
KAISER ALUMINUM CORPORATION (2.38%)
Produces alumina and aluminum products for domestic and international markets. A 63%-owned subsidiary of MAXXAM, Inc.

7.
SPECIAL METALS CORPORATION (2.37%)
Produces superalloy and special alloy products for diverse applications.

8.
USX-DELHI GROUP, INC. (2.21%)
Purchases, gathers, processes, transports, and markets natural gas.

9.
COACHMEN INDUSTRIES, INC. (2.14%)
Manufactures recreational vehicles and conversions, modular housing units, repair parts and supplies, and office furniture.

10.
CANADIAN HOTEL INCOME PROPERTIES (2.10%)
A real estate investment trust.

FUND PERFORMANCE - CLASS C SHARES

Results of a hypothetical $10,000 investment in The Robertson Stephens Partners Fund, the S&P 500 Index(1), and the Russell 2000 Value Index(2)
IF INVESTED ON APRIL 14, 1997(3)

[GRAPH]


CUMULATIVE TOTAL RETURNS

                                                        PARTNERS            PARTNERS             S&P 500        RUSSELL 2000
FOR THE PERIOD ENDED 6/30/97                                FUND              FUND(4)            INDEX(1)      VALUE INDEX(2)
-----------------------------------------------------------------------------------------------------------------------------
Since inception (4/14/97)(3)                               9.45%               8.45%              19.42%               5.74%



(1) The Standard & Poor's Composite Index of 500 Stocks ("S&P 500 Index") is a widely recognized, unmanaged index of market activity based on the aggregate performance of a selected portfolio of publicly traded stocks. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index.

(2) The Russell 2000 Value Index is a market capitalization-weighted index composed of 2,000 U.S. companies with a less-than-average growth orientation and market capitalizations ranging from $40 million to $450 million. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index itself.

(3) Date that the Fund's Class C shares were first sold to the public.

(4) Reflects the contingent deferred sales charge imposed on redemptions within the first year of purchasing shares.

Investors should realize that all performance data presented is based upon past performance during limited periods of time, and that past performance is no guarantee of future performance. Investors should also realize that both investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The correlation of performance between an unmanaged index and this Fund is not usually exact.

International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Options and futures may not be perfectly correlated to the underlying index or security.

SCHEDULE OF INVESTMENTS


JUNE 30, 1997 (UNAUDITED)                                         FOREIGN CURRENCY(2)             SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS
-----------------------------------------------------------------------------------------------------------------------------
ALUMINUM - 4.3%
Kaiser Aluminum Corporation                                                                      416,500          $5,102,125
MAXXAM, Inc.                                                                                      85,500           4,002,469
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   9,104,594
-----------------------------------------------------------------------------------------------------------------------------
CLOSED-END FUNDS - 0.5%
Cathay Investment Fund, Ltd.(1)                                                  HKD             755,000           1,071,987
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   1,071,987
-----------------------------------------------------------------------------------------------------------------------------
CONSTRUCTION/INFRASTRUCTURE - 4.1%
American Buildings Company                                                                        35,000             945,000
Giant Cement Holding, Inc.                                                                       110,000           2,062,500
Martin Marietta Materials, Inc.(1)                                                                43,516           1,408,830
Medusa Corporation(1)                                                                             40,000           1,535,000
Monterey Homes Corporation                                                                       137,600           1,169,600
Northwest Pipe Company                                                                            20,000             367,500
Southdown, Inc.(1)                                                                                30,300           1,321,838
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   8,810,268
-----------------------------------------------------------------------------------------------------------------------------
CONSUMER/BUSINESS SERVICES - 2.1%
Duff & Phelps Credit Rating Company                                                               31,300             950,737
GC Companies, Inc.                                                                                30,000           1,372,500
The Selecta Group                                                                CHF              14,200           2,162,140
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   4,485,377
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION - 5.1%
Brylane, Inc.                                                                                     92,000           3,547,750
Kevco, Inc.                                                                                      258,500           3,489,750
Sunsource, LP, Class B(1)                                                                        817,700           3,935,181
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  10,972,681
-----------------------------------------------------------------------------------------------------------------------------
ENERGY - 12.3%
Alliance Energy, Inc., Restricted(3),(4)                                         CAD           1,000,000             271,808
Barrington Petroleum Ltd.                                                        CAD             125,700             501,105
Basin Exploration, Inc.                                                                           35,000             271,250
Best Pacific Resources, Ltd.                                                     CAD           1,500,000           1,217,700
Calahoo Petroleum, Ltd.                                                          CAD           1,825,500           1,257,003
Canadian Conquest Exploration, Inc.                                              CAD           1,431,100           1,410,717
Cavell Energy Corporation                                                        CAD             124,500             374,497
Houston Exploration Company                                                                      121,300           1,887,731



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


JUNE 30, 1997 (UNAUDITED)                                        FOREIGN CURRENCY(2)              SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------

ENERGY - CONTINUED
Nugas, Ltd.                                                                      CAD             289,500         $   770,098
Oiltec Resources, Ltd., 144A(6)                                                  CAD             770,000           1,144,131
Orbit Oil & Gas, Ltd.                                                            CAD             654,500             517,091
Paragon Petroleum Corporation                                                    CAD              99,600             288,769
Place Resources Corporation, Class A                                             CAD             406,300             618,439
Santa Fe Energy Resources, Inc.                                                                  671,100           9,856,781
Titan Exploration, Inc.                                                                          336,200           4,076,425
Ulster Petroleums, Ltd.                                                          CAD             156,000           1,413,402
Upton Resources, Inc.                                                            CAD              80,000             472,584
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  26,349,531
-----------------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES - 5.4%
Bowridge Resources Group, 144A(6)                                                CAD           1,700,000             961,114
Computalog, Ltd.                                                                 CAD             115,900           1,638,133
Dailey Petroleum Services Corporation                                                            119,600             807,300
Enerflex Systems, Ltd.(1)                                                        CAD             303,200           6,043,562
Inter-tech Drilling Solutions                                                    CAD             414,500             330,483
NQL Drilling Tools, Inc., Class A                                                CAD             363,900           1,846,338
OTATCO, Inc.                                                                     CAD              59,000              20,527
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  11,647,457
-----------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT - 2.2%
Cedar Fair, L.P.(1)                                                                               87,200           3,815,000
Reading Entertainment, Inc.                                                                       76,000             869,250
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   4,684,250
-----------------------------------------------------------------------------------------------------------------------------
HOLDING COMPANIES-DIVERSIFIED - 0.5%
Valhi, Inc.(1)                                                                                   118,400             962,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     962,000
-----------------------------------------------------------------------------------------------------------------------------
INSURANCE - 5.2%
Desjardins Laurentian Financial Corp., Class A                                   CAD             300,000           3,479,144
Foremost Corporation of America(1)                                                                61,300           3,670,338
Markel Corporation                                                                                31,800           4,070,400
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  11,219,882
-----------------------------------------------------------------------------------------------------------------------------
MANUFACTURING - 6.8%
Coachmen Industries, Inc.(1)                                                                     267,300           4,577,512
Gardner Denver Machinery, Inc.                                                                    20,000             595,000
Optek Technology, Inc.                                                                           100,000           1,462,500
Special Metals Corporation                                                                       260,900           5,087,550
TB Wood's Corporation(1)                                                                         189,100           2,753,769
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  14,476,331
-----------------------------------------------------------------------------------------------------------------------------



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


JUNE 30, 1997 (UNAUDITED)                                         FOREIGN CURRENCY(2)             SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------


REAL ESTATE - 3.0%
Bentall Corporation, 144A6                                                       CAD              50,000         $   561,737
Canadian Hotel Income Properties REIT                                            CAD             888,700           4,509,042
Catellus Development Corporation                                                                  80,000           1,450,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   6,520,779
-----------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION EQUIPMENT/SERVICES - 5.6%
AMERCO, Inc.                                                                                     202,800           6,109,350
Pittston Burlington Group1                                                                       209,400           5,889,375
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  11,998,725
-----------------------------------------------------------------------------------------------------------------------------
UTILITIES - 7.9%
Atmos Energy Corporation                                                                          58,300           1,399,200
Aquila Gas Pipeline Corporation                                                                  218,300           3,042,556
Southwestern Energy Company1                                                                     451,800           5,873,400
United Cities Gas Company                                                                         17,900             420,650
USX-Delhi Group1                                                                                 360,800           4,735,500
Utilicorp United, Inc.                                                                            50,000           1,456,250
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  16,927,556
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
OTHER COMMON STOCK - 0.6%                                                                                          1,283,322
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCK - 65.6% (Cost $123,078,735)                                                                   140,514,740
-----------------------------------------------------------------------------------------------------------------------------




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


JUNE 30, 1997 (UNAUDITED)                                        FOREIGN CURRENCY(2)              SHARES               VALUE
----------------------------------------------------------------------------------------------------------------------------
WARRANTS
----------------------------------------------------------------------------------------------------------------------------
Alliance Energy, Inc., 1/2 Warrants, Strike CAD 0.45,
    Expire 12/19/97(3),(4),(5)                                                                 1,000,000              29,653
Oiltec Resources, Ltd., Warrants, Strike CAD 1.75,
    Expire 11/18/97(3),(5)                                                                       770,000             230,883
----------------------------------------------------------------------------------------------------------------------------
TOTAL WARRANTS-0.1% (Cost $258,830)                                                                                  260,536

----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS-65.7% (Cost $123,337,565)                                                                      140,775,276
----------------------------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS
----------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                                     177
U.S. Treasury Bill, due 7/3/97, $50,000,000 par value                                                             49,987,333
Repurchase Agreement
    State Street Bank and Trust Company, 5.50%,
    dated 6/30/97, due 7/1/97, maturity value $21,616,302
    (collateralized by $21,905,000 par value
    U.S. Treasury Note, 6.375%, due 4/30/99)                                                                      21,613,000
----------------------------------------------------------------------------------------------------------------------------
TOTAL CASH AND CASH EQUIVALENTS - 33.4%                                                                           71,600,510

----------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS, NET - 0.9%                                                                                           1,842,254
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                                                                       $214,218,040
----------------------------------------------------------------------------------------------------------------------------



(1) Income-producing security.
(2) Foreign-denominated security; CAD - Canadian Dollar, HKD - Hong Kong Dollar, CHF - Swiss Franc.
(3) Fair-value security. See 1.a. in Notes to Financial Statements.
(4) Restricted security. See 4.c. in Notes to Financial Statements.
(5) See 4.d. in Notes to Financial Statements.
(6) These securities may be resold in transactions exempt from registration under 144A of the Securities Act of 1933, normally to qualified institutional buyers.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


JUNE 30, 1997 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------

ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Investments, at value (Cost: $123,337,565)                                                                      $140,775,276
Cash and cash equivalents                                                                                         71,600,510
Receivable for investments sold                                                                                    3,605,541
Receivable for fund shares subscribed                                                                              1,573,431
Dividends/interest receivable                                                                                         59,694
-----------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                                     217,614,452

-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------
Payable for investments purchased                                                                                  2,710,903
Payable for fund shares redeemed                                                                                     304,385
Payable to adviser                                                                                                   224,907
Accrued expenses                                                                                                     111,164
Payable to distributor                                                                                                45,053
-----------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                                                  3,396,412

-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                                $214,218,040
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                                                                  190,092,385
Accumulated undistributed net investment income                                                                    1,204,157
Accumulated net realized gain from investments                                                                     5,470,011
Net unrealized appreciation on investments                                                                        17,451,487
-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                                $214,218,040

-----------------------------------------------------------------------------------------------------------------------------
PRICING OF SHARES:
Net Asset Value, offering, and redemption price per share - Class A Shares                                      $      15.88
(Net assets of $213,303,247 applicable to 13,428,028 shares of beneficial interest outstanding with no par value)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, offering, and redemption price per share - Class C Shares                                      $      15.86
(Net assets of $914,793 applicable to 57,680 shares of beneficial interest outstanding with no par value)1
-----------------------------------------------------------------------------------------------------------------------------



(1) Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS


FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------------------------------
Interest                                                                                                          $2,469,388
Dividends (net of foreign tax withheld of $6,244)                                                                    502,333
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                                            2,971,721

-----------------------------------------------------------------------------------------------------------------------------
EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
Investment advisory fees
                                                                                                                   1,242,921
Distribution fees - Class A Shares                                                                                   248,534
Transfer agent fees                                                                                                  116,925
Custodian fees                                                                                                        60,030
Registration and filing fees                                                                                          32,670
Professional fees                                                                                                     29,865
Shareholder reports                                                                                                   23,530
Trustees' fees and expenses                                                                                           11,041
Insurance                                                                                                              1,848
Distribution fees - Class C Shares                                                                                       150
Shareholder servicing fees - Class C Shares                                                                               50
-----------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                                                     1,767,564

-----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                              1,204,157
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN/(LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION) ON INVESTMENTS AND OPTIONS
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain from investments                                                                                 4,322,633
Net change in unrealized appreciation on investments                                                              10,250,399
-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN AND UNREALIZED APPRECIATION ON INVESTMENTS                                                14,573,032

-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                             $15,777,189
-----------------------------------------------------------------------------------------------------------------------------




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                               FOR THE               FOR THE
                                                                                       SIX MONTHS ENDED           YEAR ENDED
                                                                               JUNE 30, 1997 (UNAUDITED)  DECEMBER 31, 1996
-----------------------------------------------------------------------------------------------------------------------------

OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                      $  1,204,157         $    394,413
Net realized gain from investments                                                            4,322,633            2,839,236
Net change in unrealized appreciation on investments                                         10,250,399            7,025,108
-----------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting From Operations                                         15,777,189           10,258,757

-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income - Class A Shares                                                                -             (480,663)
Net investment income - Class C Shares(1)                                                             -                    -
Realized gains on investments - Class A Shares                                                        -           (1,700,940)
Realized gains on investments - Class C Shares1                                                       -                    -
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                                   -           (2,181,603)

-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net increase in net assets resulting from capital share transactions                         71,173,312          111,710,041
-----------------------------------------------------------------------------------------------------------------------------
TOTAL CAPITAL SHARE TRANSACTIONS                                                             71,173,312          111,710,041

-----------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                                                 86,950,501          119,787,195
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
Beginning of period                                                                         127,267,539            7,480,344
End of period                                                                              $214,218,040         $127,267,539
-----------------------------------------------------------------------------------------------------------------------------




(1) Class C shares were first sold on April 14, 1997.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS - CLASS A SHARES


                                                                         FOR THE SIX             FOR THE             FOR THE
FOR A SHARE OUTSTANDING                                                 MONTHS ENDED          YEAR ENDED        PERIOD ENDED
THROUGHOUT EACH PERIOD:                                          6/30/97 (UNAUDITED)            12/31/96         12/31/95(1)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $      14.60        $      10.39        $      10.00
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                           0.09                0.13                0.06
Net realized gain and unrealized
    appreciation on investments                                                 1.19                4.36                0.33
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                            1.28                4.49                0.39

---------------------------------------------------------------------------------------------------------------------------------
Distributions from net investment income                                           -               (0.06)                  -
Distributions from realized gain on investments                                    -               (0.22)                  -
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                          $      15.88        $      14.60        $      10.39
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                    8.77%              43.15%               3.90%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period (000s)                                        $    213,303        $    127,268        $      7,480
Ratio of Expenses to Average Net Assets                                         1.78%               1.93%(2)            2.41%(2)
Ratio of Net Investment Income
     to Average Net Assets                                                      1.21%               0.95%(2)            1.34%(2)
Portfolio Turnover Rate                                                           33%                101%                 71%
Average Commission Rate Paid(3)                                         $     0.0340        $     0.0216                   -
---------------------------------------------------------------------------------------------------------------------------------

(1) Class A shares were first issued on July 12, 1995.

(2) If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, for the year ended December 31, 1996, and for the period from July 12, 1995 (Commencement of Operations), through December 31, 1995, total return would have been 43.05% and 2.60%, respectively, the ratio of expenses to average net assets would have been 2.15% and 5.12%, respectively, and the ratio of net investment income/(loss) to average net assets would have been 0.73% and (1.37)%, respectively.

(3) A fund is required to disclose its average commission rate per share for security trades on which a commission is charged. This amount may vary from fund to fund and period to period depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ. This rate generally does not reflect markups, markdowns or spreads on shares traded on a principle basis, if any.

    Ratios, except for total return and portfolio turnover rate, have been annualized.

    Per-share data with respect to Class A shares for each period has been determined by using the average number of Class A shares outstanding throughout the period. Distributions reflect actual per-share amounts distributed for the year.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS - CLASS C SHARES

                                                                                                   For the
                                                                                              Period Ended
FOR A SHARE OUTSTANDING                                                                         6/30/97(1)
throughout the period:                                                                         (unaudited)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                        $      14.49
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Net investment income                                                                               0.00
Net realized gain and net change in unrealized appreciation on investments                          1.37
----------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                1.37

----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                              $      15.86
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                                        9.45%
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------
Net Assets, end of period (000s)                                                            $        915
Ratio of Expenses to Average Net Assets                                                             2.53%
Ratio of Net Investment Income to Average Net Assets                                                0.46%
Portfolio Turnover Rate                                                                               33%
Average Commission Rate Paid(2)                                                             $     0.0340
----------------------------------------------------------------------------------------------------------



(1) Class C shares were first sold on April 14, 1997.

(2) A fund is required to disclose its average commission rate per share for security trades on which a commission is charged. This amount may vary from fund to fund and period to period depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ. This rate generally does not reflect markups, markdowns or spreads on shares traded on a principle basis, if any.

Ratios, except for total return and portfolio turnover rate, have been annualized.

Total returns do not include the 1% contingent deferred sales charge.

Per-share data with respect to Class C shares has been determined by using the average number of Class C shares outstanding throughout the period. Distributions reflect actual per-share amounts distributed for the year.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

The Robertson Stephens Partners Fund (the "Fund") is a series of the Robertson Stephens Investment Trust (the "Trust"), a Massachusetts business trust organized on May 11, 1987. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund became effective to offer shares to the public on July 12, 1995. The Trust offers twelve series of shares -- The Robertson Stephens Emerging Growth Fund, The Robertson Stephens Value + Growth Fund, The Contrarian Fund-TM-, The Robertson Stephens Developing Countries Fund, The Robertson Stephens Growth & Income Fund, The Robertson Stephens Partners Fund, The Information Age Fund-TM-, The Robertson Stephens Global Natural Resources Fund, The Robertson Stephens Global Low-Priced Stock Fund, The Robertson Stephens Diversified Growth Fund, The Robertson Stephens MicroCap Growth Fund and The Robertson Stephens Global Value Fund. The assets for each series are segregated and accounted for separately.

The Trustees have authorized the issuance of two classes of shares of beneficial interest of the Fund, designated as Class A and C, respectively. The shares of each class represent an interest in the same portfolio of investments of the Fund. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including, but not limited to, distribution expenses applicable to such class). Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund was liquidated. In addition, the Board of Trustees declares separate distributions of each class of shares. Each class votes as a class only with respect to its own distribution plan or other matters for which a class vote is required by law or determined by the Board of Trustees. Class C shares were first sold by the Fund on April 14, 1997. Class C shares are subject to a 1% contingent deferred sales charge if those shares are redeemed within one year of purchase.

NOTE 1   SIGNIFICANT ACCOUNTING POLICIES:

The following policies are in conformity with generally accepted accounting principles.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


a. INVESTMENT VALUATIONS:

Marketable securities are valued at the last sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. Foreign securities prices are generally denominated in foreign currencies. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of The London Stock Exchange prior to when the Fund's net asset value is next determined. At June 30, 1997, 99.4% of the Fund's portfolio was valued in this manner.

Securities for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees. The guidelines and procedures use fundamental valuation methods which include, but are not limited to, the analysis of: the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event which would have a significant impact on the value of a security. At June 30, 1997, approximately 0.6% of the Fund's portfolio was valued using these guidelines and procedures.

As its normal course of business, the Fund has invested a significant portion of its assets in companies concentrated within a number of industries involving energy/energy services. Accordingly, the performance of the Fund may be subject to a greater risk of market fluctuation than that of a fund invested in a wider spectrum of market or industrial sectors.

b. REPURCHASE AGREEMENTS:

Repurchase agreements are fully collateralized by U.S. government securities. All collateral is held by the Fund's custodian and is monitored daily to ensure that the collateral's market value equals at least 100% of the repurchase price under the agreement. However, in the event of default or bankruptcy, realization and/or retention of the collateral may be subject to legal proceedings. The Fund's policy is to limit repurchase agreement transactions to those parties deemed by the Fund's Investment Adviser to have satisfactory creditworthiness.

c. FEDERAL INCOME TAXES:

The Fund intends to comply with requirements of the Internal Revenue Code, qualifying as a regulated investment company. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax will be made.

d.  SECURITIES TRANSACTIONS:

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

e. FOREIGN CURRENCY TRANSLATION:

The accounting records of the Fund are maintained in U.S.
dollars. Investments securities and all other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

f. INVESTMENT INCOME:

Dividend income is recorded on the ex-dividend date. Interest income is accrued and recorded daily.

g. DISTRIBUTIONS TO SHAREHOLDERS:

Dividends to shareholders are recorded on the ex-dividend date.

h. CLASS ALLOCATIONS:

Income, common expenses, and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Transfer agent expenses, distribution/ shareholder service fees, and any other class specific expenses, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate applicable to each class.

i. CAPITAL ACCOUNTS:

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the portfolio.

NOTE 2   CAPITAL SHARES:

a. TRANSACTIONS:

The Fund has authorized an unlimited number of shares of beneficial interest with no par value divided into two classes designated Class A and Class C. Transactions in capital shares for Class A shares for the six months ended June 30, 1997, and for the year ended December 31, 1996, and for Class C shares for the period from April 14, 1997 (Commencement of Operations) to June 30, 1997, were as follows:

Class A

1/1/97 - 6/30/97                                     SHARES             AMOUNT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Shares sold                                      12,641,026       $189,592,342
Shares reinvested                                         -                  -
--------------------------------------------------------------------------------
                                                 12,641,026        189,592,342

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Shares redeemed                                  (7,932,428)      (119,320,030)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net increase                                      4,708,598        $70,272,312
--------------------------------------------------------------------------------

1/1/96 - 12/31/96                                    SHARES             AMOUNT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Shares sold                                      10,949,497       $153,105,777
Shares reinvested                                   142,016          2,066,658
--------------------------------------------------------------------------------
                                                 11,091,513        155,172,435

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Shares redeemed                                  (3,092,301)       (43,462,394)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net increase                                      7,999,212       $111,710,041
--------------------------------------------------------------------------------

Class C

4/14/97* - 6/30/97                                   SHARES             AMOUNT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Shares sold                                          57,680           $901,000
Shares reinvested                                         -                  -
--------------------------------------------------------------------------------
                                                     57,680            901,000

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Shares redeemed                                           -                  -
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net increase                                         57,680           $901,000
--------------------------------------------------------------------------------


*Class C shares were first sold on April 14, 1997.

NOTE 3   TRANSACTIONS WITH AFFILIATES:

a. ADVISORY FEES AND EXPENSE LIMITATION:

Under the terms of an advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays Robertson Stephens Investment Management, L.P. ("RSIM") an investment advisory fee calculated at an annual rate of 1.25% of the average daily net assets of the Fund. For the six months ended June 30, 1997, the Fund incurred investment advisory fees of $1,242,921. RSIM voluntarily agreed to waive any annual operating expenses, excluding class-specific expenses, of the Fund's Class A shares and Class C shares exceeding an annual expense ratio of 1.95%. For the six months ended June 30, 1997, the Adviser waived none of its fees and other expenses.

RSIM may recoup waived or reimbursed operating expenses over the succeeding two years, subject to expense limitations then applicable to the Fund. No previous expense waivers or reimbursements of operating expenses were recouped by RSIM from the Fund during the six months ended June 30, 1997.

b. COMPENSATION OF TRUSTEES AND OFFICERS:

Trustees and officers of the Fund who are affiliated persons receive no compensation from the Fund. Trustees of the Fund who are not interested persons of the Trust, as defined in the 1940 Act, collectively received compensation and reimbursement of expenses of $11,041 for the six months ended June 30, 1997.


c. DISTRIBUTION FEES:

The Fund has entered into agreements with Robertson, Stephens & Company LLC ("RS & Co.") for distribution services with respect to its Class A and Class C shares and has adopted Plans of Distribution pursuant to Rule 12b-1 under the 1940 Act, where continuance is reviewed annually by the Fund's Board of Trustees. Under these Plans, RS & Co. is compensated for services in such capacity including its expenses in connection with the promotion and distribution of the Fund's Class A and Class C shares. The distribution fees for Class A and Class C shares are calculated at an annual rate of 0.25% and 0.75%, respectively, based on the average daily net assets attributed to each class of shares, although the Class C Plan contemplates payments at a rate of up to 1% of the Fund's average net assets attributable to Class C shares. For the six months ended June 30, 1997, for Class A, and for the period from April 14, 1997 (Commencement of Operations) through June 30, 1997, for Class C, the Fund incurred distribution fees of $248,534 and $150, respectively.

d. SHAREHOLDER SERVICING FEE:

The Trust has adopted a Shareholder Servicing Plan for the Class C shares of each fund. Under the Plan, each fund pays fees to RS & Co. at an annual rate of up to 0.25% of the fund's average daily net assets of the Class C shares. The Plan contemplates that financial institutions will enter into shareholder service agreements with RS & Co. to provide administrative support services to their customers who are fund shareholders. In return for providing these support services, a financial institution may receive payments from RS & Co. at a rate not exceeding 0.25% of the average daily net assets of the Class C shares of each fund for which the financial institution is the financial institution of record. For the period from April 14, 1997 (Commencement of Operations) through June 30, 1997, for Class C, the Fund incurred shareholder services fees of $50.

e. BROKERAGE COMMISSIONS:

RSIM may direct orders for investment transactions to RS & Co. as broker-dealer, subject to fund policies as stated in the prospectus, regulatory constraints, and the ability of RS & Co. to provide competitive prices and commission rates. All investment transactions in which RS & Co. acts as a broker may only be executed on an agency basis. Subject to certain constraints, the Fund may make purchases of securities from offerings or underwritings in which RS & Co. has been retained by the issuer. For the six months ended June 30, 1997, the Fund paid brokerage commissions of $2,965 to RS & Co., which represented 0.9% of total commissions paid during this period.


NOTE 4   INVESTMENTS:

a. TAX BASIS OF INVESTMENTS:

At June 30, 1997, the cost of investments for federal income tax purposes was $123,337,565. Accumulated net unrealized appreciation on investments, excluding the foreign currency fluctuation associated with other assets and liabilities, was $17,437,711, consisting of gross unrealized appreciation and depreciation of $20,725,679 and $3,287,968, respectively.

b. INVESTMENT PURCHASES AND SALES:

For the six months ended June 30, 1997, the cost of investments purchased and the proceeds from investments sold (excluding options and short-term investments) were $105,552,170 and $33,885,155, respectively.

c. RESTRICTED SECURITIES:

A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently reregistered and resold, the issuers would bear the expense of all registrations at no cost to the Fund. At June 30, 1997, the Fund held restricted securities with an aggregate value of $671,120, which represented 0.3% of the Fund's total assets. Restricted securities are valued according to the guidelines and procedures adopted by the Fund's Board of Trustees as outlined in Note 1a, paragraphs 1 and 2.



                            SHARES        COST       VALUE     ACQUISITION
SECURITY                     (000)       (000)       (000)            DATE
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Alliance Energy, Inc.        1,000        $207        $272        12/19/96
Alliance Energy, Inc.,
   1/2 Warrants              1,000          87          30        12/19/96
Spire Energy                   300         346         370         6/12/97
-------------------------------------------------------------------------------
                                          $640        $672
-------------------------------------------------------------------------------

d. OPTIONS AND WARRANTS:

Options and warrants normally entitle the holder to purchase a proportionate amount of a particular class of the issuer's securities at a predetermined price during a specific period. Options and warrants for which market quotations were not readily available were priced using the modified Black-Scholes Valuation Formula. The Black-Scholes Valuation Formula values an option or warrant by determining the differential between the exercise price of the option or warrant and the current price of the underlying stock based on a number of factors. These factors include, but are not limited to, current price of the underlying stock, exercise price of the option or warrant, time to expiration, assumed riskless rate of interest, compounded rate of return on the stock, and standard deviation of the return on the stock. This valuation method is subject to frequent review and is in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees.

e. FOREIGN SECURITIES:

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, revaluation of currencies, adverse political, social, and economic developments, and less reliable information about issuers. Moreover, securities of many foreign companies and markets may be less liquid and their prices more volatile than those of U.S. companies and markets.


NOTE 5   MERGER:

On June 8, 1997, BankAmerica Corporation ("BankAmerica") entered into an Agreement and Plan of Merger with Robertson, Stephens & Company Group, L.L.C. and Robertson, Stephens & Company, Inc., pursuant to which each of those entities would be merged into a subsidiary of BankAmerica. Upon the consummation of those mergers (expected to occur as early as September 30, 1997), BankAmerica will become the owner of the entire beneficial interest in RSIM, L.P. and RSIM, Inc.

ADMINISTRATION

OFFICERS AND TRUSTEES
G. Randy Hecht, Trustee
  President, Chief Executive Officer

Leonard B. Auerbach, Trustee
  President and Chairman of
  Auerbach Associates, Inc.

John W. Glynn, Jr., Trustee
  Principal and Chairman of
  Glynn Capital Management
James K. Peterson, Trustee
  Former Director of the
  IBM Retirement Funds
Terry R. Otton
  Chief Financial Officer
Dana K. Welch
  Secretary


INVESTMENT ADVISER
Robertson, Stephens & Company Investment Management, L.P.
555 California Street, Suite 2600
San Francisco, CA 94104

DISTRIBUTOR
Robertson, Stephens & Company LLC
555 California Street, Suite 2600
San Francisco, CA 94104
1-800-766-3863

TRANSFER AGENT AND DISBURSING AGENT
State Street Bank & Trust Company
c/o National Financial Data Services
Kansas City, MO
1-800-272-6944

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
San Francisco, CA

LEGAL COUNSEL
Ropes & Gray
Boston, MA

This report is submitted for the information of shareholders of The Robertson Stephens Partners Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Published August 29, 1997

THE ROBERTSON STEPHENS MUTUAL FUNDS

In addition to THE PARTNERS FUND, Robertson Stephens offers the following mutual funds:


THE CONTRARIAN FUND-TM-
A Defensive Position in Today's Volatile Market - Invests in attractively priced, growing companies worldwide that are out of favor or have not been discovered by institutional investors. Adheres to an independent, aggressive, and flexible investment strategy. Managed by Paul Stephens.

THE DEVELOPING COUNTRIES FUND
A Portfolio of Growing Companies in Emerging Markets - Invests primarily in publicly traded equities of developing countries, as well as in private placement emerging market equity securities. No load. Managed by Michael Hoffman.

THE DIVERSIFIED GROWTH FUND
Focusing on Small- and Mid-Cap Companies - Invests primarily in equity securities to create a portfolio broadly diversified over industries and companies. No load. Managed by John Wallace.

THE EMERGING GROWTH FUND
Seeking to Invest in America's Most Dynamic, Growth-Oriented Industries - Invests primarily in common stocks of emerging growth companies (predominantly technology, specialty retailing, and health care) with above-average growth potential. No load. Managed by Jim Callinan.

THE GLOBAL LOW-PRICED STOCK FUND
Seeking Overlooked and Undervalued Companies - Invests in companies worldwide that are low-priced (stock prices no greater than $10 per share), have future growth potential, but are underappreciated or overlooked by other investors. No load. Managed by Hannah Sullivan.

THE GLOBAL NATURAL RESOURCES FUND
Primarily Focusing on Attractive Hard Asset Companies - Invests in equities of companies engaged in the discovery, development, production, or distribution of natural resources, such as energy, metals, and forest products. No load. Managed by Andy Pilara.

THE GLOBAL VALUE FUND
Applying a Cash Flow Value Methodology Worldwide - Uses a methodology that combines traditional Graham & Dodd balance sheet analysis and cash flow analysis. No load. Managed by Andy Pilara.

THE GROWTH & INCOME FUND
Seeking High Growth While Attempting to Manage Risk - Invests primarily in small- and mid-cap company stocks, as well as convertible bonds and preferred stocks. No load. Managed by John Wallace.

THE INFORMATION AGE FUND-TM-
Focusing on Investments in the Information Technology Sector - Invests in a wide range of technology companies with strong fundamentals, market advantage, and growth potential, including computer hardware and software, telecommunications, and multimedia. No load. Managed by Ron Elijah.

THE MICROCAP GROWTH FUND
Focusing on Companies With Market Caps of Less Than $250 Million - Invests primarily in "micro-cap" companies with the potential for long-term capital appreciation. No load. Managed by David Evans.

THE VALUE + GROWTH FUND
A Growth Fund for the Long-Term Investor - Invests primarily in growth companies with favorable price/earnings ratios in sectors with the potential for above-average growth. No load. Managed by Ron Elijah.

Please read the prospectus to learn about the Funds' objectives, investment policies, and the special risks associated with The Robertson Stephens Mutual Funds, including international investing, investing in smaller companies, investing in a more limited number of issuers and sectors or a particular sector, short selling, using options and futures, and investing in high-yielding, lower-quality debt securities.

   ROBERTSON, STEPHENS & COMPANY

BRINGING THE FUND MANAGER TO YOU

555 California Street, Suite 2600
San Francisco, California 94104

FUND NEWS & INFORMATION

ROBERTSON STEPHENS INVESTOR SERVICES

-  Knowledgeable mutual fund representatives.
-  Automated access to daily net asset values.
-  Portfolio Manager Hotline, 24 hours a day.

1-800-766-3863

ROBERTSON STEPHENS
MUTUAL FUND E-MAIL

FUNDS@RSCO.COM

ROBERTSON STEPHENS
ON THE WEB
HTTP://WWW.RSIM.COM


ROBERTSON STEPHENS
ACCOUNTLINK
-  Automated account information, 24 hours a day.

1-800-624-8025


FUND LISTINGS

The Fund is listed in THE WALL STREET JOURNAL, USA TODAY, INVESTOR'S BUSINESS DAILY, and most local newspapers as Partners under the heading Robertson Stephens. Its computer quotation symbol is RSPFX.

The views expressed in this report were those of the Fund's portfolio manager as of the date specified, and may not reflect the views of the portfolio manager on the date they are first published or at any other time thereafter. RSIM and its affiliates may buy or sell investments at any time for the Fund, their other clients or for their own accounts, and may not necessarily do so in a manner consistent with the views expressed in this report. The prices at which they buy or sell investments may be affected favorably by the contents of this report or the timing of its publication. THE VIEWS EXPRESSED IN THIS REPORT ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS.



THE PARTNERS FUND SECOND-QUARTER REPORT


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